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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 8, 2008


                           BLACKWATER MIDSTREAM CORP.
               (Exact name of registrant as specified in charter)

                                     NEVADA
                 (State or other jurisdiction of incorporation)


       333-103647                                           26-2590455
(Commission File Number)                       (IRS Employer Identification No.)

                                 4006 HIGHWAY 44
                           GARYVILLE, LOUISIANA 70051
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)


                                 (985) 535-8500
              ---------------------------------------------------
              (Registrant's telephone number, including area code)


              ---------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On October 8, 2008 Blackwater Midstream Corp. (the "Company") engaged Malone & Bailey, PC ("Malone & Bailey") as its principal accountant and terminated STS Partners, LLP ("STS") from that role. The change in accountants was approved by the Audit Committee of the Board of Directors of the Company and did not result from any dissatisfaction with the quality of professional services rendered by STS Partners, LLP.

         In connection with the audit of the Company's financial statements for the fiscal years ended March 31, 2007 and March 31, 2008 and the subsequent interim period, (i) there were no disagreements with STS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to STS's satisfaction, would have caused STS to make reference in connection with its opinion to the subject matter of the disagreement, and (ii) there were no "reportable events", as that term is described in Item 304(a)(1)(v) of Regulation S-K.

         The audit report of STS on the financial statements of the Company as of and for the periods ended March 31, 2007 and March 31, 2008 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

         The Company has requested STS to furnish a letter addressed to the SEC stating whether it agrees with the above statements. A copy of that letter will be filed as an amendment to this Current Report on Form 8-K.

         During the Company's two most recent fiscal years and in the subsequent interim period prior to October 8, 2008, the Company did not consult with Malone & Bailey regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's consolidated financial statements and no written or oral advice was provided by Malone & Bailey that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement or event, as set forth in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K.




ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

    Exhibits

     None






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 15, 2008                     BLACKWATER MIDSTREAM CORP.


                                             By: /s/ Donald St. Pierre
                                                 -------------------------------
                                                 Donald St. Pierre
                                                 Chief Financial Officer


















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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

None